EXHIBIT 10.1

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of the 18th day of April, 2017, GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC, a Delaware limited liability company (“Buyer”), and A&M PROPERTY HOLDING, LLC, an Illinois limited liability company (“Seller”) and GARDEN PLACE, LLC, an Illinois limited liability company (the “Operator”).

W I T N E S S E T H:

Buyer, Seller and Operator entered into that certain Purchase and Sale Agreement effective as of March 13, 2017 (the “Purchase Agreement”). Capitalized terms not defined herein shall have the meaning given to them in the Purchase Agreement. Buyer, Seller and Operator desire to amend the Purchase Agreement as herein set forth.

NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) in hand paid and in consideration of the covenants and agreements herein contained, the adequacy and sufficiency of which are hereby acknowledged by the parties, the parties hereto mutually agree as follows:

1.    Due Diligence Period. Section 1(g) of the Purchase Agreement is hereby amended to extend the Due Diligence Period so that it shall end at 6:00 pm pacific time on May 8, 2017.

2.    Full Force and Effect. Except as specifically provided herein, the Purchase Agreement is unchanged and remains in full force and effect.

3.    Counterparts; Facsimile Execution. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. This Amendment may be executed and delivered via telephonic or electronic facsimile or PDF transmission.

[Signatures on following page]

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement effective as of the day and year first set forth above.

“SELLER”		“BUYER”

A&M PROPERTY HOLDING, LLC,		GAHC4 SW Illinois Senior Housing
an Illinois limited liability company		Portfolio, LLC,
a Delaware limited liability company

By:	/s/ Brian W. Mueller	By:	/s/ Danny Prosky
	Brian W. Mueller	Name:	Danny Prosky
	Title: Manager	Its:	Authorized Signatory

“OPERATOR”

GARDEN PLACE, LLC,
an Illinois limited liability company

By:	/s/ Brian W. Mueller
Brian W. Mueller
Title: Manager

[Signature page to Amendment to Purchase and Sale Agreement]